united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

Myson, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-56333	87-1614433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1141 W. Randolph St.. Suite 200 -Chicago, IL	60607
(Address of principal executive offices)	(Zip Code)

312-642-0100

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

7950 W. Sunset Blvd.

Suite 629

Los Angeles CA 90046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	MYSN	OTC Link

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2023, the registrant, Myson, Inc. (“Myson” or the “Company”), entered into a Reorganization Agreement (the “Reorganization Agreement”) with Megamile Capital, Inc. d/b/a Mag Mile Capital f/k/a CSF Capital LLC (“Mag Mile Capital”) under which Mag Mile Capital was merged with and into Myson following the satisfaction of several closing conditions, including satisfactory completion of due diligence reviews by each party to the Reorganization Agreement, Mag Mile Capital providing Myson with the most recent two years of audited financial statements by a PCAOB auditor and Myson not having any debt or contingent liabilities of any kind at the time of the closing of the merger between Myson and Mag Mile Capital (the “Closing”). The Closing occurred on March 30, 2023. With the closing of the Reorganization Agreement, the sole member of the Myson Board of Directors and its officer resigned and Rushi Shah, President and CEO of Mag Mile Capital, assumed the positions of Chairman of the Myson Board of Directors and the title of President and CEO, Secretary and Treasurer of Myson.

Under the terms of the Reorganization Agreement, Mag Mile Capital’s shareholders now own 88% of the issued and outstanding shares of Myson common stock or 87,424,424 of the 99,345,935 shares of the issued and outstanding shares of Myson common stock. In accordance with the terms of the Reorganization Agreement, the designee of Myson received a warrant (the “Warrant”) to purchase an aggregate of 5,000,000 shares of Myson common stock at an exercise price $0.50 per warrant share with an exercise period through December 31, 2024 that included a prohibition against Myson issuing capital at less than $0.50 per share through December 31, 2024 and engaging in any toxic or floorless financings

Within 45 days following the closing of the merger of Mag Mile Capital and Myson under the terms of the Reorganization Agreement, Myson is required to commence a 1:10 reverse split of its issued and outstanding shares of Myson common stock and file a Form S-1 Registration Statement to increase the number of shares of Myson common stock in its float to meet the requirements for maintaining its listing with OTC Markets.

The foregoing description of each of the Reorganization Agreement and the Warrant is a summary only and is qualified in its entirety by the full text of the Reorganization Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Warrant, a copy of which is attached hereto as Exhibit 10.l, both of which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

As of the Closing Date and following the completion of the Merger, the Company had the following outstanding securities:

●	99,345,935 shares of Common stock; and
●	5,000,000 warrants, each exercisable for one share of Myson common stock at an exercise price of $0.50 per share that is exercisable until December 31,2024.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company assumed the business of Mag Mile Capital. The new management intends to change the name of Myson to Mag Mile Capital, Inc.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

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These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

● disruptions in general economic, political and regulatory conditions and significant public health events, particularly in industry sectors where our business may be concentrated;

● our ability to raise capital for our anticipated growth;

● volatility or adverse developments in the securities, capital or credit markets, interest rate increases and conditions affecting the value of real estate assets, inside and outside the U.S.;

● poor performance of real estate investments or other conditions that negatively impact clients’ willingness to make real estate or long-term contractual commitments and the cost and availability of capital for investment in real estate;

● our ability to compete in specific geographic markets or business segments that are material to us;

● our ability to identify, acquire and integrate accretive businesses;

● costs and potential future capital requirements relating to businesses we may acquire;

● integration challenges arising out of companies we may acquire;

● increases in unemployment and general slowdowns in commercial activity;

● trends in pricing and risk assumption for commercial real estate services;

● the effect of significant changes in capitalization rates across different property types;

● client actions to restrain project spending;

● our ability to further diversify our revenue model to offset cyclical economic trends in the commercial real estate industry;

● our ability to attract new user and investor clients;

● our ability to retain major clients and renew related contracts;

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● our ability to leverage our mortgage banking platform to maximize and sustain long-term cash flow;

● our ability to maintain expense discipline;

● the emergence of disruptive business models and technologies;

● negative publicity or harm to our brand and reputation;

the failure by third parties to comply with service level agreements or regulatory or legal requirements;

● our ability to manage fluctuations in net earnings and cash flow;

● declines in lending activity of U.S. Government Sponsored Enterprises such as Fannie Mae and Freddie Mac and increased regulatory oversight of such activity;

● litigation and its financial and reputational risks to us;

● our ability to retain, attract and incentivize key personnel;

●our ability to manage organizational challenges associated with increases in our size;

● variations in historically customary seasonal patterns that cause our business not to perform as expected;

● our and our employees’ ability to execute on, and adapt to, information technology strategies and trends;

● cybersecurity threats or other threats to our information technology networks, including the potential misappropriation of assets or sensitive information, corruption of data or operational disruption;

● changes in applicable tax or accounting requirements;

● any inability for us to implement and maintain effective internal controls over financial reporting;

● the effect of implementation of new accounting rules and standards or the impairment of our goodwill and intangible assets; and

● the other factors described elsewhere in this Annual Report, included under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies,” or as described in the other documents and reports we file with the SEC.

Risk Factors

Risks Related to our Business Environment

Our performance is significantly related to general economic, political and regulatory conditions and, accordingly, our business, operations and financial condition could be materially adversely affected by economic slowdowns, liquidity constraints, significant rises in interest rates, significant public health events, fiscal or political uncertainty and possible subsequent downturns in commercial real estate brokerage activity and commercial real estate asset values in the geographies or industry sectors that we or our clients serve.

Periods of economic weakness or recession, fiscal or political uncertainty, market volatility, declining employment levels, declining demand for commercial real estate, falling real estate values, disruption to the global capital or credit markets, significant rises in interest rates or the public perception that any of these events may occur, may materially and negatively affect the performance of some or all of our business lines.

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Our business is significantly affected by generally prevailing economic conditions in the markets where we operate. Adverse economic conditions, political or regulatory uncertainty and significant public health events, such as the Covid 19 pandemic, can result in declines in commercial real estate sales and demand for commercial real estate brokerage and advisory services that we provide. It may also lead to a decrease in funds invested in commercial real estate assets and development projects. Such developments in turn may reduce our revenue from brokerage and advisory fees derived from property financings and sales. For example, during the onset of the Covid-19 pandemic, commercial real estate markets globally were severely impacted by a sharp decline in economic activity due to the spread of Covid-19, which put downward pressure on certain parts of our business and has likely engendered structural changes to the utilization of many types of commercial real estate, which will have ongoing repercussions for our business. Our businesses could also suffer from political or economic disruptions (or the perception that such disruptions may occur) that affect interest rates or liquidity or create financial, market or regulatory uncertainty. For example, the recent takeover of Silicon Valley Bank and Signature Bank by the Federal Deposit Insurance Corporation (“FDIC”) and the emergency cash infusion by the FDIC to First Republic Bank have reduced the pace of lending to commercial real estate projects from regional banks that serve as a significant source of such loans and Russia’s invasion of Ukraine in 2022 adversely impacted the commercial real estate market as a result of the inflationary cycle it fueled.

Economic, political and regulatory uncertainty as well as significant changes and volatility in the financial markets and business environment, and in the global landscape, make it difficult for us to predict our financial performance into the future. As a result, any guidance or outlook that we provide on our performance is based on then-current conditions, and there is a risk that such guidance may turn out to be inaccurate.

Adverse developments in the credit markets may materially harm our business, results of operations and financial condition

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Our mortgage banking business is sensitive to credit cost and availability as well as financial liquidity. Additionally, the revenues in all of our businesses are dependent to some extent on the overall volume of activity (and pricing) in the commercial real estate markets.

Disruptions in the credit markets may have a material adverse effect on our business of providing advisory services to owners and occupiers of real estate in connection with the disposition and acquisition of property. If our clients are unable to obtain credit on favorable terms, there may be fewer property disposition and acquisition transactions and financing requirements. For example, in the second half of 2022, central banks around the world sharply raised interest rates in efforts to rein in inflation, reducing credit availability. Less available and more expensive debt capital had pronounced effects on our commercial brokerage businesses. Under such conditions, our mortgage banking businesses may be unable to attract the capital it needs to grow.

Risks Related to Our Operations

We have numerous local, regional and national competitors in our commercial mortgage banking business and further industry consolidation, fragmentation or innovation could lead to significant future competition.

Depending on the geography and property type, we face competition from other commercial mortgage origination firms. Some of these firms may have greater financial resources allocated to a particular geography or property type than we have allocated to that geography or property type. In addition, future changes in laws could lead to the entry of other new competitors or it is possible that further industry consolidation could lead to much larger and more formidable competitors in the particular geographies and property types that we serve. In addition, disruptive innovation by existing or new competitors could alter the competitive landscape in the future and require us to accurately identify and assess such changes and make timely and effective changes to our strategies and business model to compete effectively.

In this competitive market, if we are unable to effectively execute on our strategy and differentiate ourselves from our competitors, maintain long-term client relationships or are otherwise unable to retain existing clients and develop new clients, our business, results of operations and/or financial condition may be materially adversely affected. There is no assurance that we will be able to compete effectively, to maintain current fee levels or margins, or maintain or increase our market share.

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We expect to grow and expect to invest our earnings in growth for the foreseeable future. If we fail to manage growth effectively, our business, operating results and financial condition would be adversely affected.

Our expected growth and expansion of our business may place a significant strain on management, business operations, financial condition and infrastructure and corporate culture.

With our expected growth, our information technology systems and our internal control over financial reporting and procedures may not be adequate to support our operations and may allow data security incidents that may interrupt business operations and allow third parties to obtain unauthorized access to business information or misappropriate funds. We may also face risks to the extent such third parties infiltrate the information technology infrastructure of our contractors.

To manage growth in operations and personnel, we will need to continue to improve our operational, financial and management controls and reporting systems and procedures. Failure to manage growth effectively could result in difficulty or delays in attracting new customers, declines in quality or customer satisfaction, increases in costs, difficulties in introducing new products and services or enhancing existing products and services, loss of customers, information security vulnerabilities or other operational difficulties, any of which could adversely affect our business performance and operating results. Our strategy is based on a combination of growth and maintenance of strong performance with our existing customers, and any inability to scale, maintain customer experience or manage operations may slow our growth trajectory.

We may need to raise additional funds and these funds may not be available when needed or may be available only on unfavorable terms.

We may need to raise additional capital in the future to further scale our business and expand to additional markets. We may raise additional funds through the issuance of equity or equity-related or debt securities. We cannot be certain that additional funds or incentives will be available on favorable terms when required, or at all, or that we will be able to capture expected grant funding under various existing and new state and local programs in the future. If we cannot raise additional funds when needed, our financial condition, results of operations, business and prospects could be materially and adversely affected. If we raise funds through the issuance of debt securities or through loan arrangements, the terms of which could require significant interest payments, contain covenants that restrict our business, or other unfavorable terms. In addition, to the extent we raise funds through the sale of additional equity securities, our stockholders would experience additional dilution.

Our growth and financial performance will depend on future accretive acquisitions which may not perform as expected and future accretive target opportunities may not be available.

We anticipate growth through accretive acquisitions. Any future growth through acquisitions will depend in part upon the availability of suitable acquisition candidates at attractive prices, terms and conditions, as well as sufficient liquidity and credit to fund these acquisitions. We may incur significant additional debt from time to time to finance any such acquisitions, which could increase the risks associated with our leverage, including our ability to service our debt. Acquisitions involve risks that business judgments made concerning the value, strengths and weaknesses of businesses acquired may prove to be incorrect. Future acquisitions and any necessary related financings also may involve significant transaction-related expenses, which could include severance, lease termination and transaction and deferred financing costs, among others.

We have not had significant experience in the challenges in integrating operations and information technology systems acquired from other companies. This could result in the diversion of management’s attention from other business concerns and the potential loss of our key employees or clients or those of the acquired operations. The integration process itself may be costly and may adversely impact our business and the acquired company’s business as it requires coordination of geographically diverse organizations and implementation of accounting and information technology systems.

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We complete acquisitions with the expectation that they will result in various benefits, but the anticipated benefits of these acquisitions are subject to a number of uncertainties, including the ability to timely realize accretive benefits, the level of attrition from professionals licensed or associated with the acquired companies and whether we can successfully integrate the acquired business. Failure to achieve these anticipated benefits could result in increased costs, decreases in the amount of expected revenues and diversion of management’s time and energy, which could in turn materially and adversely affect our overall business, financial condition and operating results.

We expect to face intense competition, often from companies with greater resources and experience than we have.

To acquire qualified companies, we are likely to face competition from companies that have substantially greater financial, technological, managerial and research and development resources and experience than we have. In addition, if we are successful in closing our acquisition of one or more target companies, these acquired companies are likely to face competition for their service and product offerings from large and well-established companies that have greater marketing and sales experience and capabilities than we have. If we are unable to compete successfully, we may be unable to grow, sustain our revenue or be successful in achieving our business plan.

Our brand and reputation are key assets of our company, and our business may be affected by how we are perceived in the marketplace.

Our brand and reputation are key assets, and we believe our continued success depends on our ability to preserve, grow and leverage the value of our brand. Our ability to attract and retain clients is highly dependent upon the external perceptions of our level of service, trustworthiness, business practices, management, workplace culture, financial condition, our response to unexpected events and other subjective qualities. Negative perceptions or publicity regarding these matters, even if related to seemingly isolated incidents and whether or not factually correct, could erode trust and confidence and damage our reputation among existing and potential clients, which could make it difficult for us to attract new clients and maintain existing ones. Negative public opinion could result from actual or alleged conduct in any number of activities or circumstances, including handling of complaints, regulatory compliance, such as compliance with government sanctions, antibribery, anti-money laundering and corruption laws, the use and protection of client and other sensitive information and from actions taken by regulators or others in response to such conduct. Although we monitor developments for areas of potential risk to our reputation and brand, negative perceptions or publicity would materially and adversely affect our revenues and profitability. Social media channels can also cause rapid, widespread reputational harm to our brand. Our brand and reputation may also be harmed by the actions of third parties that are outside of our control, including vendors and future joint venture partners.

The protection of our brand, including related trademarks, may require the expenditure of significant financial and operational resources. Moreover, the steps we take to protect our brand may not adequately protect our rights or prevent third parties from infringing or misappropriating our trademarks. Even when we detect infringement or misappropriation of our trademarks, we may not be able to enforce all such trademarks. Any unauthorized use by third parties of our brand may adversely affect our brand. Furthermore, as we continue to expand our business, especially internationally, there is a risk we may face claims of infringement or other alleged violations of third-party intellectual property rights, which may restrict us from leveraging our brand in a manner consistent with our business goals.

A failure by third parties to comply with service level agreements or regulatory or legal requirements could result in economic and reputational harm to us.

We rely on third parties, and in some cases subcontractors, to perform activities on behalf of our organization to improve quality, increase efficiencies, cut costs and lower operational risks across our business and support functions. In addition, we leverage technology to help us better screen vendors, with the aim of gaining a deeper understanding of the compliance, data privacy, health and safety, environmental, sustainability and other risks posed to our business by potential and existing vendors. If our third parties do not have the proper safeguards and controls in place, or appropriate oversight cannot be provided, we could be exposed to increased operational, regulatory, financial or reputational risks. A failure by third parties to comply with service level agreements or regulatory or legal requirements in a high quality and timely manner could result in economic and reputational harm to us. In addition, these third parties face their own technology, operating, business and economic risks, and any significant failures by them, including the improper use or disclosure of our confidential client, employee or company information, could cause damage to our reputation and harm to our business.

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Our success depends upon the retention of our senior management, as well as our ability to attract and retain qualified and experienced employees.

Our continued success is highly dependent upon the efforts of our current executive officers and other key employees. While certain of our executive officers and key employees are subject to long-term compensatory arrangements, there can be no assurance that we will be able to retain all key members of our senior management. We also are highly dependent upon the retention of our commercial mortgage broker professionals, who generate a significant amount of our revenues, as well as other revenue producing professionals. The departure of any of our key employees, or the loss of a significant number of key revenue producers, if we are unable to quickly hire and integrate qualified replacements, including diverse talent, could cause our business, financial condition and results of operations to materially suffer. Competition for employee talent is intense and we may not be able to successfully recruit, integrate or retain sufficiently qualified personnel, including diverse talent. In addition, the growth of our business is largely dependent upon our ability to attract and retain qualified personnel. If we were to experience significant employee attrition or turnover, it could lead to increased recruitment and training costs as well as operating inefficiencies that could adversely impact our results of operation. We and our competitors use equity incentives and sign-on and retention bonuses to help attract, retain and incentivize key personnel. As competition is significant for the services of such personnel, the expense of such incentives and bonuses may increase, which could negatively impact our profitability, or result in our inability to attract or retain such personnel to the same extent that we have in the past. If we are unable to attract and retain these qualified personnel, our growth may be limited, and our business and operating results could materially suffer.

Our policies, procedures and programs to safeguard the health, safety and security of our employees and others may not be adequate.

We expect to add employees as well as independent contractors as we grow our commercial real estate investment banking business. We intend to implement the best practices to safeguard the health, safety and security of our employees, independent contractors, clients and others at our worksites. However, if these policies, procedures and programs are not adequate, or employees do not receive related adequate training or follow them for any reason, the consequences may be severe to us, including serious injury or loss of life, which could impair our operations and cause us to incur significant legal liability or fines as well as reputational damage. Our insurance may not cover, or may be insufficient to cover, any legal liability or fines that we incur for health, safety or security incidents.

Infrastructure disruptions may disrupt our ability to conduct our business and adversely impact our future revenues.

Our ability to conduct our commercial real estate mortgage banking business may be adversely impacted by disruptions to the infrastructure that supports our businesses and the communities in which they are located. This may include disruptions as a result of political instability, public health crises, attacks on our information technology systems, war or other hostilities, terrorist attacks, interruptions or delays in services from third-party data center hosting facilities or cloud computing platform providers, employee errors or malfeasance, building defects, utility outages, the effects of climate change and natural disasters such as fires, earthquakes, floods and hurricanes. The infrastructure disruptions we may experience as a result of such events could also disrupt our ability to conduct our business. Furthermore, to the extent climate change causes changes in weather patterns, certain regions where we operate could experience increases in storm intensity, extreme temperatures, rising sea-levels and/or drought. Over time, these conditions could result in declining demand for commercial real estate or result in increases in our operating costs. As a result of the above risks, we could incur significant financial liabilities.

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Risks Related to our Information Technology, Cybersecurity and Data Protection

Failure to maintain and execute information technology strategies and ensure that our employees adapt to changes in technology could materially and adversely affect our ability to remain competitive in the market.

Our business relies heavily on information technology, including solutions provided by third parties, to deliver services that meet the needs of our clients. If we are unable to effectively execute or maintain our information technology strategies or adopt new technologies and processes relevant to our service platform, our ability to deliver high-quality services may be materially impaired. In addition, we expect to make significant investments in new systems and tools to achieve competitive advantages and efficiencies. Implementation of such investments in information technology could exceed estimated budgets and we may experience challenges that prevent new strategies or technologies from being realized according to anticipated schedules. If we are unable to maintain current information technology and processes or encounter delays, or fail to exploit new technologies, then the execution of our business plans may be disrupted. Similarly, our employees require effective tools and techniques to perform functions integral to our business. Failure to successfully provide such tools and systems, or ensure that employees have properly adopted them, could materially and adversely impact our ability to achieve positive business outcomes.

Interruption or failure of our information technology, communications systems or data services could impair our ability to provide our services effectively, which could damage our reputation and materially harm our operating results.

Our business requires the continued operation of information technology and communication systems and network infrastructure. Our ability to conduct our business may be materially adversely affected by disruptions to these systems or our infrastructure. Our information technology and communications systems are vulnerable to damage or disruption from fire, power loss, telecommunications failure, system malfunctions, computer viruses, cyberattacks, natural disasters such as hurricanes, earthquakes and floods, acts of war or terrorism, employee errors or malfeasance, or other events which are beyond our control. Cyberattacks and viruses pose growing threats to many companies, and we have been a target and may continue to be a target of such threats, which could expose us to liability, reputational harm and significant remediation costs and cause material harm to our business and financial results. In addition, the operation and maintenance of these systems and networks is in some cases dependent on third-party technologies, systems and service providers for which there is no certainty of uninterrupted availability. Any of these events could cause system interruption, delays and loss, corruption or exposure of critical data or intellectual property and may also disrupt our ability to provide services to or interact with our clients, contractors and vendors, and we may not be able to successfully implement contingency plans that depend on communication or travel. Furthermore, while we have certain business interruption and cyber insurance coverage and various contractual arrangements that can serve to mitigate costs, damages and liabilities, any such event could result in substantial recovery and remediation costs and liability to customers, business partners and other third parties. We have crises management, business continuity and disaster recovery plans and backup systems to reduce the potentially adverse effect of such events, but our disaster recovery planning may not be sufficient and cannot account for all eventualities, and a catastrophic event that results in the destruction or disruption of any of our data centers and third-party cloud hosting providers or our critical business or information technology systems could severely affect our ability to conduct normal business operations, and as a result, our future operating results could be materially adversely affected. Our business relies heavily on the use of commercial real estate data. A portion of this data is purchased or licensed from third-party providers for which there is no certainty of uninterrupted availability or accuracy. A disruption of our ability to provide data to our professionals and/or our clients or an inadvertent exposure of proprietary data could damage our reputation and competitive position, and our operating results could be adversely affected.

Failure to maintain the security of our information and technology networks, including personal information and other client information, intellectual property and proprietary business information could materially adversely affect us.

Security breaches and other disruptions of our information and technology networks, as well as that of third-party vendors, could compromise our information and intellectual property and expose us to liability, reputational harm and significant remediation costs, which could cause material harm to our business and financial results. In the ordinary course of our business, we collect and store sensitive data, including our proprietary business information and intellectual property, and that of our clients and personal information (also referred to as “personal data” or “personally identifiable information”) of our employees, contractors and vendors, in our data centers, networks and third-party cloud hosting providers. The secure collection, use, storage, retention, maintenance, sharing, processing, transfer, transmission, disclosure, and protection (collectively, “Processing”) of this information is critical to our operations. Although we and our vendors continue to implement new security measures and regularly conduct employee training, our information technology and infrastructure may nevertheless be vulnerable to cyberattacks by third parties or breached due to employee error, malfeasance or other disruptions. These risks have been heightened in connection with the ongoing conflict between Russia and Ukraine and we cannot be certain how this new risk landscape will impact our operations. When geopolitical conflicts develop, critical infrastructures may be targeted by state-sponsored cyberattacks even if they are not directly involved in the conflict. An increasing number of companies that rely on information and technology networks have disclosed breaches of their security, some of which have involved sophisticated and highly targeted attacks on portions of their websites or infrastructure. The techniques used to obtain unauthorized access, disable, or degrade service, or sabotage systems, change frequently, may be difficult to detect, and often are not recognized until launched against a target. To date, we have not yet experienced any cybersecurity breaches that have been material, either individually or in the aggregate. However, there can be no assurance that we will be able to prevent any material events from occurring in the future.

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Our business is subject to complex and evolving United States laws and regulations regarding privacy, data protection, and cybersecurity. Many of these laws and regulations are subject to change and uncertain interpretation and could result in claims, increased cost of operations or otherwise harm our business.

We are subject to numerous United States federal, state and local laws and regulations regarding privacy, data protection and cybersecurity that govern the Processing of certain data (including personal information, sensitive information, health information, and other regulated data). For example, the California Consumer Privacy Act of 2018 (CCPA) took effect on January 1, 2020, which broadly defines personal information, gives California residents expanded privacy rights and protections, and provides for civil penalties for certain violations. Furthermore, in November 2020, California voters passed the California Privacy Rights and Enforcement Act of 2020 (CPRA), which amends and expands CCPA with additional data privacy compliance requirements and establishes a regulatory agency dedicated to enforcing those requirements. Additional states including Virginia, Colorado, Utah, and Connecticut, have also passed comprehensive privacy laws with additional obligations and requirements on businesses. These laws and regulations are increasing in severity, complexity and number, change frequently, and increasingly conflict among the various jurisdictions in which we operate, which has resulted in greater compliance risk and cost for us. In addition, we are also subject to the possibility of security breaches and other incidents, which themselves may result in a violation of these laws.

A significant actual or potential theft, loss, corruption, exposure, fraudulent use or misuse of client, employee or other personal information or proprietary business data, whether by third parties or as a result of employee malfeasance or otherwise, perceived or actual non-compliance with our contractual or other legal obligations regarding such data or intellectual property or a violation of our privacy and security policies with respect to such data could result in significant remediation and other costs, fines, litigation or regulatory actions against us. Such an event could additionally disrupt our operations and the services we provide to clients, harm our relationships with contractors and vendors, damage our reputation, result in the loss of a competitive advantage, impact our ability to provide timely and accurate financial data and cause a loss of confidence in our services and financial reporting, which could adversely affect our business, revenues, competitive position and investor confidence. Additionally, we rely on third parties to support our information and technology networks, including cloud storage solution providers, and as a result have less direct control over our data and information technology systems. Such third parties are also vulnerable to security breaches and compromised security systems, for which we may not be indemnified and which could materially adversely affect us and our reputation.

Legal and Regulatory Related Risks

We are subject to various litigation and regulatory risks and may face financial liabilities and/or damage to our reputation as a result of litigation or regulatory investigations or proceedings.

Our businesses are exposed to various litigation and regulatory risks. Although we maintain insurance coverage for most of this risk, insurance coverage is unavailable at commercially reasonable pricing for certain types of exposures. Additionally, our insurance policies may not cover us in the event of grossly negligent or intentionally wrongful conduct. Accordingly, an adverse result in a litigation against us, or a lawsuit that results in a substantial legal liability for us (and particularly a lawsuit that is not insured), could have a disproportionate and material adverse effect on our business, financial condition and results of operations. Furthermore, an adverse result in regulatory proceedings, if applicable, could result in fines or other liabilities or adversely impact our operations. Prolonged or complex investigations, even if they do not result in regulatory or other proceedings or adverse findings, may result in significant costs that may not be covered by insurance and in diversion of employee resources. In addition, we depend on our business relationships and our reputation for high-caliber professional services to attract and retain clients. As a result, allegations against us, or the announcement of a regulatory investigation involving us, irrespective of the ultimate outcome of that allegation or investigation, may harm our professional reputation and as such materially damage our business and its prospects.

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Our business is subject to evolving corporate governance and public disclosure regulations and expectations, including with respect to environmental, social and governance (ESG) matters, that could expose us to numerous risks.

Recently, there has been heightened interest from advocacy groups, government agencies and the general public in ESG matters and increasingly regulators, customers, investors, employees and other stakeholders are focusing on ESG matters and related disclosures. Such governmental, investor and societal attention to ESG matters, including expanding mandatory and voluntary reporting, diligence, and disclosure on topics such as climate change, human capital, labor and risk oversight, could expand the nature, scope, and complexity of matters that we are required to control, assess and report.

Since we are now going to be a public company we will be subject to changing rules and regulations promulgated by a number of governmental and self-regulatory organizations, including the SEC, related to climate change and ESG that could adversely affect our business. These and other rules and regulations continue to evolve in scope and complexity and many new requirements have been created in response to laws enacted by the U.S. congress, making compliance more difficult and uncertain. These changing rules, regulations and stakeholder expectations have resulted in, and are likely to continue to result in, increased general and administrative expenses and increased management time and attention spent complying with or meeting such regulations and expectations. For example, developing and acting on new or ongoing initiatives within the scope of ESG, and collecting, measuring and reporting ESG related information and metrics can be costly, difficult and time consuming and subject to evolving reporting standards, including the SEC’s recently proposed climate-related reporting requirements, and similar proposals by other international regulatory bodies. Further, we may choose to communicate certain initiatives and goals, regarding environmental matters, diversity, responsible sourcing and social investments and other ESG related matters, in our SEC filings or in other public disclosures. These initiatives and goals within the scope of ESG could be difficult and expensive to implement and we could be criticized for the accuracy, adequacy or completeness of the disclosure. Statements about our ESG related initiatives and goals, and progress against those goals, may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. We could also be criticized for the scope or nature of such initiatives or goals, or for any revisions thereto. If we are unable to adequately address such ESG matters or if we fail to achieve progress with respect to our goals within the scope of ESG on a timely basis, or at all, or if we or our borrowers fail or are perceived to fail to comply with all laws, regulations, policies and related interpretations, it could negatively impact our reputation and our business results.

Risks Related to our Internal Controls and Accounting Policies

If we are unable to implement and maintain effective internal control over financial reporting, investors may lose confidence in the accuracy and completeness of our financial reports and our results of operations and stock price could be materially adversely affected.

The accuracy of our financial reporting is dependent on the effectiveness of our internal controls. We are required to provide a report from management to our stockholders on our internal control over financial reporting that includes an assessment of the effectiveness of these controls. Internal control over financial reporting has inherent limitations, including human error, the possibility that controls could be circumvented or become inadequate because of changed conditions, and fraud. Because of these inherent limitations, internal control over financial reporting might not prevent or detect all misstatements or fraud. If we cannot maintain and execute adequate internal control over financial reporting or implement required new or improved controls that provide reasonable assurance of the reliability of the financial reporting and preparation of our financial statements for external use, we could suffer harm to our reputation, incur incremental compliance costs, fail to meet our public reporting requirements on a timely basis, be unable to properly report on our business and our results of operations, or be required to restate our financial statements, and our results of operations, our stock price and our ability to obtain new business could be materially adversely affected.

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Our goodwill and other intangible assets could become impaired, which may require us to take material non-cash charges against earnings.

Under current accounting guidelines, we must assess, at least annually and potentially more frequently, whether the value of our goodwill and other intangible assets has been impaired. Any impairment of goodwill or other intangible assets as a result of such analysis would result in a non-cash charge against earnings, and such charge could materially adversely affect our reported results of operations, stockholders’ equity and our stock price. A significant and sustained decline in our future cash flows, a significant adverse change in the economic environment, slower growth rates or if our stock price falls below our net book value per share for a sustained period, could result in the need to perform additional impairment analysis in future periods. If we were to conclude that a future write-down of goodwill or other intangible assets is necessary, then we would record such additional charges, which could materially adversely affect our results of operations.

Financial, Tax and Accounting-Related Risks

Our financial condition and results of operations are likely to fluctuate on a quarterly basis in future periods, which could cause our results for a particular period to fall below expectations, resulting in a decline in the price of our company’s common stock.

Our financial condition and results of operations have fluctuated in the past and may continue to fluctuate in the future due to a variety of factors, many of which are beyond our control.

In addition to the other risks described herein, the following factors could also cause our financial condition and results of operations to fluctuate on a quarterly basis:

●	the timing and volume of current and new financings;

●	departures of key salespeople;

●	reduction in demand for real estate financing;

●	loss of customers;

●	inability to find or close accretive acquisitions; and

●	the impact of COVID-19 on our workforce, or those of our customers, suppliers, vendors or business partners;

Fluctuations in operating results and cash flow could, among other things, give rise to short-term liquidity issues. In addition, revenue, and other operating results may fall short of the expectations of investors and financial analysts, which could have an adverse effect on the price of the common stock.

We will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

We will face increased legal, accounting, administrative and other costs and expenses as a public company that it did not incur as a private company. The Sarbanes-Oxley Act, including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations promulgated and to be promulgated thereunder, the Public Company Accounting Oversight Board and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements require it to carry out activities we have not done previously. In addition, expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a significant deficiency or additional material weaknesses in the internal control over financial reporting), we could incur additional costs to rectify those issues, and the existence of those issues could adversely affect its reputation or investor perceptions. In addition, we will purchase director and officer liability insurance, which has substantial additional premiums. The additional reporting and other obligations imposed by these rules and regulations increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

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Risks Related to Legal Matters and Regulations

Privacy concerns and laws, or other regulations, may adversely affect our business.

State and local governments and agencies in the jurisdictions in which we operate, and in which customers operate, have adopted, are considering adopting, or may adopt laws and regulations regarding the collection, use, storage, processing, and disclosure of information regarding consumers and other individuals, which could impact our ability to offer services in certain jurisdictions. Laws and regulations relating to the collection, use, disclosure, security, and other processing of individuals’ information can vary significantly from jurisdiction to jurisdiction. The costs of compliance with, and other burdens imposed by, laws, regulations, standards, and other obligations relating to privacy, data protection, and information security are significant. In addition, some companies, particularly larger enterprises, often will not contract with vendors that do not meet these rigorous standards. Accordingly, the failure, or perceived inability, to comply with these laws, regulations, standards, and other obligations may limit the use and adoption of our products and services, reduce overall demand, lead to regulatory investigations, litigation, and significant fines, penalties, or liabilities for actual or alleged noncompliance, or slow the pace at which we close sales transactions, any of which could harm our business. Moreover, if we or any of our employees or contractors fail or are believed to fail to adhere to appropriate practices regarding customers’ data, it may damage our reputation and brand.

Additionally, existing laws, regulations, standards, and other obligations may be interpreted in new and differing manners in the future and may be inconsistent among jurisdictions. Future laws, regulations, standards, and other obligations, and changes in the interpretation of existing laws, regulations, standards, and other obligations could result in increased regulation, increased costs of compliance and penalties for non-compliance, and limitations on data collection, use, disclosure, and transfer for us and our customers. Further, California adopted the California Consumer Privacy Protection Act (“CCPA”) and the California State Attorney General has begun enforcement actions. Further, on November 3, 2020, California voters approved the California Privacy Rights Act (“CPRA”). Although we initiated a compliance program designed to comply with CCPA after consulting with outside privacy counsel, we remain exposed to ongoing legal risks related to the CCPA and the expansion of the CCPA under the CPRA, which becomes effective January 1, 2023. The costs of compliance with, and other burdens imposed by, laws and regulations relating to privacy, data protection, and information security that are applicable to the businesses of customers may adversely affect ability and willingness to process, handle, store, use, and transmit certain types of information, such as demographic and other personal information.

In addition to government activity, privacy advocacy groups, the technology industry and other industries have established or may establish various new, additional or different self-regulatory standards that may place additional burdens on technology companies. Customers may expect that we will meet voluntary certifications or adhere to other standards established by them or third parties. If we are unable to maintain these certifications or meet these standards, it could reduce demand for our solutions and adversely affect our business.

Risks Related to our Securities

Concentration of ownership among our existing executive officers, directors and their affiliates may prevent new investors from influencing significant corporate decisions.

Our directors, executive officers and their affiliates as a group beneficially own approximately 88% of the outstanding Common stock. As a result, these stockholders able to exercise a significant level of control over all matters requiring stockholder approval, including the election of directors, any amendment of the certificate of incorporation and approval of significant corporate transactions. This control could have the effect of delaying or preventing a change of control or changes in management and will make the approval of certain transactions difficult or impossible without the support of these stockholders.

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We have never paid cash dividends on our capital stock, and do not anticipate paying dividends in the foreseeable future.

We have never paid cash dividends on our capital stock and currently intend to retain any future earnings to fund the growth of our business. Any determination to pay dividends in the future will be at the discretion of the board of directors and will depend on financial condition, operating results, capital requirements, general business conditions and other factors that the board may deem relevant. As a result, capital appreciation, if any, of Common stock will be the sole source of gain for the foreseeable future.

There is no active trading market for our shares of common stock.

There is no active trading market for our common stock. There can be no assurance that a regular trading market for our securities will develop, or that if one develops, that it will be sustained. The trading price of our securities could be subject to wide fluctuations, in response to announcements by us or others, developments affecting us, and other events or factors. In addition, the stock market has experienced extreme price and volume fluctuations in recent years. These fluctuations have had a substantial effect on the market prices for many companies, often unrelated to the operating performance of such companies, and may adversely affect the market prices of the securities. Such risks could have an adverse effect on the stock’s future liquidity. In addition, when trading volume is low, significant price movement can be caused by the trading in a relatively small number of shares. Volatility in our common stock could cause stockholders to incur substantial losses.

Our common stock is subject to the “Penny Stock” Rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person’s account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

To approve a person’s account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience and objectives of the person; and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common shares and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

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Our stock price will be volatile, and you may not be able to sell shares at or above the price at the Closing.

The trading price of the Common stock may be volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control. These factors include:

●	actual or anticipated fluctuations in operating results;

●	failure to meet or exceed financial estimates and projections of the investment community or that we provide to the public;

●	issuance of new or updated research or reports by securities analysts or changed recommendations for the industry in general;

●	announcements of significant acquisitions, strategic partnerships, joint ventures, collaborations or capital commitments;

●	operating and share price performance of other companies in the industry or related markets;

●	the timing and magnitude of investments in the growth of the business;

●	actual or anticipated changes in laws and regulations;

●	additions or departures of key management or other personnel;

●	increased labor costs;

●	sales of substantial amounts of the Common stock by the Board, executive officers or significant stockholders or the perception that such sales could occur;

●	changes in capital structure, including future issuances of securities or the incurrence of debt; and

●	general economic, political and market conditions.

In addition, broad market and industry factors may seriously affect the market price of our common stock, regardless of actual operating performance. In the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted, could result in substantial costs and a diversion of management’s attention and resources.

The Financial Industry Regulatory Authority (“FINRA”) sales practice requirements may also limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA has adopted rules that require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Because we have no current plans to pay cash dividends on common stock for the foreseeable future, you may not receive any return on investment unless you sell common stock for a price greater than that which you paid for it.

We may retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of the Board and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur. As a result, you may not receive any return on an investment in common stock unless you sell common stock for a price greater than that which you paid for it.

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If securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our securities adversely, the price and trading volume of our securities could decline.

The trading market for our securities will be influenced by the research and reports that industry or securities analysts may publish about us, our business, market or competitors. Securities and industry analysts do not currently, and may never, publish research on us. If no securities or industry analysts commence coverage of us, our share price and trading volume would likely be negatively impacted. If any of the analysts who may cover us change their recommendation regarding our shares of common stock adversely, or provide more favorable relative recommendations about our competitors, the price of our shares of common stock would likely decline. If any analyst who may cover us were to cease coverage of us or fail to regularly publish reports on us, we could lose visibility in the financial markets, which in turn could cause our share price or trading volume to decline.

BUSINESS

Mag Mile Capital is a full-service commercial real estate mortgage banking firm headquartered in Chicago with offices in the states of New York, Massachusetts, Connecticut, Florida, Texas, Michigan, Colorado and Nevada. Mag Mile Capital is a national platform comprised of capital markets specialists with extensive experience in real estate bridge financing, mezzanine and permanent debt placement and equity arrangements throughout the full capital stack and across all major real estate asset classes nationwide, including hotels, multifamily, office, retail, industrial, healthcare, self-storage and special purpose properties, offering access to structured debt and equity advisory solutions and placement for real estate investors, developers, and entrepreneurs, Mag Mile Capital leverages a wide variety of lending relationships and equity capital connections as a leading national real estate mortgage intermediary. Its personnel have collectively raised over $9 billion in real estate financing during their combined 29 years of experience in this industry.

Mag Mile Capital leverages its access to diverse sources of capital, including family offices, hedge funds, private equity firms, investment banks, life insurance companies, money center and regional commercial banks, mortgage and equity REITs and sovereign wealth funds. Mag Mile Capital also utilizes historic tax credits and federal and state new markets tax credits to originate creative financing alternatives for its diverse customer base. Those customers are among the most high profile hotel brands such as Hilton, Hyatt, Marriott, Four Season and Wyndham.

Mag Mile Capital has developed a commercial real estate origination software platform named CapLogiq that uses automation and artificial intelligence to increase the efficiency of the loan closing process.

Growth Strategies

Our growth strategies are as follows:

Invest in sales and marketing.

We intend to continue to attract new customers through an increase in the number of salespeople we engage by leveraging our public company stock to provide a more competitive compensation package than many of our private company competitors that can only offer cash incentives as well as to attract highly talented marketing personnel.

Pursue Strategic Acquisitions.

We intend to explore potential high-quality acquisition opportunities using our public company status to offer attractive purchase prices and growth prospects to such targets.

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Commercialize Our CapLogiq Software Product.

We intend to license CapLogiq to prospective acquisition targets as well as to other companies in our industry as a separate revenue stream to enhance the efficiency of their loan origination process.

Competition

We face competition from global, national, regional and local commercial real estate mortgage banking firms, many of which have greater financial resources than us. Although the commercial real estate loan brokerage industry remains highly fragmented and competitive, many of our competitors have a stronger position in certain local and regional markets. Among our primary competitors are large national and global firms, such as Jones Lang LaSalle Incorporated (JLL), Cushman & Wakefield plc, Colliers International Group Inc., Savills plc, and Newmark Group Inc.

Human Capital

People & Culture

People are at the center of our strategy to deliver measurably superior outcomes for clients, and therefore we place a high priority on attracting, retaining and developing the best talent. Our human capital programs are designed to help prepare our professionals to succeed in their current and future roles, develop our leaders of tomorrow, reward our people with competitive pay and benefits, foster an engaging and inclusive workplace, and improve productivity through investments in technology, tools and resources. At December 31, 2022, we had approximately ten individuals who are consultants but four of whom we expect to hire as employees following our closing on additional financing.

Diversity, Equity & Inclusion (DE&I)

We believe that our company will be better served when people of different background and life experiences come together to produce great results for our clients, communities and each other. We are committed to increasing the diversity of our workforce, strengthening an inclusive culture where everyone is valued and supported in achieving their full potential, and investing in the communities where we live and work.

Total Rewards

We intend to provide competitive total rewards programs in all the markets in which we operate, including fixed and variable pay, and comprehensive, company-specific benefits. Additionally, we expect to allow future managers to implement flexible work arrangements, such as compressed work weeks and flextime, after considering several factors such as the nature of the employee’s work. We remain committed to providing eligible employees with meaningful and affordable benefits. We provide a variety of programs to support holistic physical and behavioral health, short and long-term financial stability, family planning and emotional resiliency for employees at any stage in their career.

Available Information

Our Annual Report on Form 10-K (Annual Report), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act), are available on the Investor Relations section of our website (https://magmilecapital.com) as soon as reasonably practicable after we electronically file such material with, or furnish it to, the U.S. Securities and Exchange Commission (the SEC). We also make available through our website other reports filed with or furnished to the SEC under the Exchange Act, including reports filed by our officers and directors under Section 16(a) of the Exchange Act. All of the information on our Investor Relations website is available to be viewed free of charge. The SEC maintains a website (https://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

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Our website (https://www.magmilecapital.com) contains information concerning us. We routinely use our website as a channel of distribution for our information, including financial and other material information. Information contained on our website is not part of this Annual Report or our other filings with the SEC. We have included the web addresses of the company and the SEC as inactive textual references only. Except as specifically incorporated by reference into this document, information on these websites is not part of this document.

Intellectual Property

We rely on a combination of patent, trademark, copyright, unfair competition and trade secret laws, as well as confidentiality procedures and contractual restrictions, to establish, maintain and protect its proprietary rights. Our success depends in part upon our ability to obtain and maintain proprietary protection for our products, technology and know-how, to operate without infringing the proprietary rights of others, and to prevent others from infringing our proprietary rights.

We enter into agreements with our employees, contractors, customers, partners and other parties with which we do business to limit access to and disclosure of our technology and other proprietary information. We cannot be certain that the steps it has taken will be sufficient or effective to prevent the unauthorized access, use, copying or the reverse engineering of our technology and other proprietary information, including by third-parties who may use our technology or other proprietary information to develop products and services that compete with us. Moreover, others may independently develop technologies that are competitive with us or that infringe on, misappropriate or otherwise violate our intellectual property and proprietary rights, and policing the unauthorized use of our intellectual property and proprietary rights can be difficult. The enforcement of our intellectual property and proprietary rights also depends on any legal actions we may bring against any such parties being successful, but these actions are costly, time-consuming and may not be successful, even when our rights have been infringed, misappropriated or otherwise violated.

We intend to continue to regularly assess opportunities for seeking patent protection for those aspects of our technology, designs and methodologies that we believe provide a meaningful competitive advantage. However, our ability to do so may be limited until such time as it is able to generate cash flow from operations or otherwise raise sufficient capital to continue to invest in our intellectual property. For example, maintaining patents in the United States and other countries requires the payment of maintenance fees which, if we unable to pay, may result in loss of our patent rights as previously occurred. If we are unable to do so, our ability to protect our intellectual property or prevent others from infringing its proprietary rights may be impaired.

Facilities

Our headquarters are located in Chicago Illinois and additional offices in Ann Arbor, Michigan, Dallas, Texas, Houston, Texas, Orlando, Florida, New York, New York and Westport, Connecticut, where we currently utilize shared office space with a monthly lease term. We believe this space is sufficient to meet our needs for the foreseeable future and that any additional space we may require in any of these metropolitan areas will be available on commercially reasonable terms.

Employees

We currently have only one full time employee, Rushi Shah, and currently use consultants to perform, loan originations and closings, loan underwriting, marketing, bookkeeping and accounting. We expect to convert most of these individuals to employees in the near future following receipt of sufficient funding to do so. We will strive to offer competitive employee compensation and benefits to attract and retain a skilled and diverse work force.

Legal Proceedings

We are not party to any material legal proceedings. From time to time, we may be involved in legal proceedings or subject to claims incident to the ordinary course of business. Regardless of the outcome, such proceedings or claims can have an adverse impact on us because of defense and settlement costs, diversion of resources and other factors, and there can be no assurances that favorable outcomes will be obtained.

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Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Our common stock is currently listed on the OTC Pink Market under the symbol “MYSN.” Prior to the closing of the Merger, there was no established public trading market for Mag Mile Capital’s common stock. As of March 30, 2023, following the completion of the Merger, we had 99,345,935 shares of common stock issued and outstanding held of record by approximately 666 holders, and warrants outstanding to purchase an aggregate of 5,000,000 shares of common stock at an exercise price of $0.50 per share held of record by one holder.

Dividends

The Company has not paid any cash dividends on the common stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the common stock in the foreseeable future.

Description of Registrant’s Securities

Authorized and Outstanding Stock

Our Certificate of Incorporation, as amended, authorizes 480,000,000 shares of common stock and 20,00,000 shares of preferred stock, each with a par value of $.00001 per share. As of March 30, 2023, we had 99,345,935 shares of common stock outstanding and -0- preferred shares outstanding.

Common Stock

Dividend Rights

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of our common stock are entitled to receive dividends out of funds legally available if the Board, in its discretion, determines to issue dividends and only then at the times and in the amounts that the Board may determine.

Voting Rights

The holders of our common stock are entitled to one vote per share. Stockholders do not have the ability to cumulate votes for the election of directors.

No Preemptive or Similar Rights

Our common stock is not entitled to preemptive rights and is not subject to conversion, redemption or sinking fund provisions.

Right to Receive Liquidation Distributions

Upon our dissolution, liquidation or winding-up, the assets legally available for distribution to our stockholders are distributable ratably among the holders of our common stock, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights and payment of liquidation preferences, if any, on any outstanding shares of preferred stock.

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Preferred Stock

We are authorized, subject to limitations prescribed by Oklahoma law, to issue preferred stock in one or more series, to establish from time to time the number of shares to be included in each series and to fix the designation, powers, preferences and rights of the shares of each series and any associated qualifications, limitations or restrictions. The Board also can increase or decrease the number of shares of any series, but not below the number of shares of that series then outstanding, without any further vote or action by our stockholders. The Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of our company and may adversely affect the market price of our common stock and the voting and other rights of the holders of common stock. We have no current plan to issue any shares of preferred stock.

Warrants

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Indemnification of Directors and Officers

Our certificate of incorporation contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Oklahoma law.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis provide information which the Company’s management believes is relevant to an assessment and understanding of the Company’s consolidated results of operations and financial condition. The discussion should be read together with the consolidated financial statements and related notes and unaudited pro forma condensed financial information that are included elsewhere or incorporated by reference in this Current Report on Form 8-K. The discussion and analysis should also be read together with the Company’s audited consolidated financial statements and notes thereto included in the Company’s 2022 annual financial statements included herein. This discussion may contain forward-looking statements based upon current expectations that involve risks and uncertainties. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth above in the section entitled “Risk Factors” beginning on page 5 of this Current Report on Form 8-K. Unless the context otherwise requires, references in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to “the Company” is intended to mean the business and operations of the Company.

Overview

We were incorporated on July 8, 2021 as an Oklahoma corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On May 11, 2022, G. Reed Petersen Irrevocable Trust (the “Seller”), agreed to sell all 1,000 issued and outstanding Series A preferred shares of the Company to Reddington Partners LLC, thus constituting a change of control of the Company, for $495,000, pursuant to a Stock Purchase Agreement. The sale of the control shares to Reddington Partners LLC was completed on May 17, 2022. Under the terms of the Stock Purchase Agreement, G. Reed Petersen resigned as the Company’s sole officer and director on June 5, 2022 and on June 6, 2022, Henrik Rouf became the Company’s sole officer and director.

The Series A preferred shares were convertible into 10,000,000 shares of our common stock which, upon conversion, represented approximately 98.7% of our outstanding common shares. On June 8, 2022, Reddington Partners LLC converted the 1,000 shares of Series A preferred into 10,000,000 shares of our common stock.

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On March 30, 2023 we entered into a Reorganization Agreement with Mag Mile Capital, a full-service commercial real estate mortgage banking firm headquartered in Chicago with offices in the states of New York, Massachusetts, Connecticut, Florida, Texas, Michigan, Colorado and Nevada. Mag Mile Capital is a national platform comprised of capital markets specialists with extensive experience in real estate bridge financing, mezzanine and permanent debt placement and equity arrangements throughout the full capital stack and across all major real estate asset classes nationwide, including hotels, multifamily, office, retail, industrial, healthcare, self-storage and special purpose properties, offering access to structured debt and equity advisory solutions and placement for real estate investors, developers, and entrepreneurs, Mag Mile Capital leverages a wide variety of lending relationships and equity capital connections as a leading national real estate mortgage intermediary. Its personnel have collectively raised over $9 billion in real estate financing during their combined 29 years of experience in this industry.

Comparability of Financial Information

The Company’s results of operations and statements of assets and liabilities may not be comparable between periods as a result of the Merger.

Merger and Public Company Costs

Following the Closing, Mag Mile Capital will be deemed the accounting predecessor of the Merger and will be the successor registrant for SEC purposes, meaning that Mag Mile Capital’s financial statements for previous periods will be disclosed in the Company’s future periodic reports filed with the SEC.

The Merger is accounted for as a reverse recapitalization. Under this method of accounting, Myson will be treated as the acquired company for financial statement reporting purposes. The most significant change in the successor’s future reported financial position and results are that there will be new public company related costs as well as change in fiscal year to December 31. The unaudited pro forma condensed combined financial information of Myson as of and for the six months ended January 31, 2023 is set forth in Exhibit 99.1 hereto.

As a consequence of the Merger, Mag Mile Capital is the successor to Myson, an SEC registered and OTC Pink company, which will require Mag Mile Capital to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. Mag Mile Capital expects to incur additional annual expenses as a public company for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting and legal and administrative resources, including increased audit and legal fees.

Key Factors Affecting Operating Results

The Company believes that its performance and future success depend on several factors that present significant opportunities for the Company but also pose risks and challenges, as set forth under “Risk Factors” set forth above.

Mag Mile Capital’s primary business is to act in an advisory capacity to place senior loans, preferred equity, mezzanine loans, and other financings for commercial real estate (CRE) owners all around the country. Mag Mile Capital has relationships with CMBS (commercial mortgages backed securities) issuers and contributors, life insurance companies, bridge lenders, construction lenders, family offices and private equity funds, regional banks, local and community banks, and credit unions. Private investment companies has appetite to invest in CRE using loan instruments or equity instruments. We are the intermediaries that connect the user of capital with the provider of capital. Mag Mile Capital charges a success fee for every closing.

Our expenses for the most part are variable. Our cost of goods sold is commission paid to the respective originating professional. The Originators work exclusively for Mag Mile Capital but are on commission only. On a selective basis, these originators get a draw against the future commissions. Other expenses include office, selling and general and analysts that assist in underwriting and placing these transactions in the market.

21

Basis of Presentation

Year Ended December 31, 2022 Compared To The Year Ended December 31, 2021

Results of Operations

Revenue and Gross Profit

Mag Mile Capital’s business is lumpy and has long sales cycles. Some larger and complex development deals can take a long time from initial contact with the Sponsor to proposal to underwriting and packaging to going to market to find appropriate capital to funding and closing. We don’t get paid until the closing. In some cases, we also get paid a piece of the revenue after the closing based on successful securitization of the loan. Typical closing timeframe from initial contact is about 4 (four) to 6 (six) months.

Mag Mile Capital’s business is highly cyclical and is dependent on the overall market conditions. For example, during Covid-19 the entire business came to a screeching halt. 2020 had low revenues. 2021 revenues were higher than 2020 because 2021 was the year of recovery from Covid-19. 2022 was a year of back to normalizing. From 2022’s revenues, almost 33% came from one large CMBS loan transaction of a portfolio of assets. Fiscal year 2022’s revenues were 3x higher than those of 2021, this was driven mainly because of the return of hotel financing and cash flows of most commercial real estate asset types were back pushing for a strong year of refinance activity.

Gross Profit is the main revenue metric because it is net of commissions paid. 2021 commission expense was approximately 60% of gross commission income compared to 2022’s commission expenses was approximately 51% of gross commission income. Main driver of this decrease in commission expense was commissions to related party – Mag Mile Capital, LLC. There were a few accounting adjustments made to related party commission expenses as those expenses were mainly related to the revenue generated from the CEO’s clients’ transactions.

Operating Expenses

During the fiscal year ended December 31, 2022, our operating expenses were approximately $707,000 as compared with $695,000 for the comparable prior year period, an increase of approximately $12,000. Our operating expenses are composed of those costs necessary to operate a company, which are primarily composed of payroll expense, office expense, marketing expense, general and administrative expenses, consultant fees, accounting fees, professional fees, and other fees. The increase in operating expenses would be higher if adjusted for goodwill adjustment and depreciation adjustments made in fiscal year 2021. The increase in operating costs was offset by a decrease in depreciation and impairment charges incurred prior to the change of control resulting from the merger of common stock by Myson, Inc.

Liquidity, Capital Resources and Going Concern

As of December 31, 2021, we had cash of approximately $105,000 as compared to a cash balance of approximately $374,000 as of December 31, 2022.

During the Fiscal year ended December 31, 2022, we had net cash of approximately $272,000 used in operating activities. Our cash flows used in operating activities is primarily a result of (i) our net income of approximately $897,000; and (ii) an increase in accounts receivables and related party receivables of approximately $687,000.

Our financial statements have been presented on the basis that we are a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. During the fiscal years ended December 31, 2022 and 2021, we reported a net income of approximately $897,000 and a net loss of approximately $177,000, respectively. As a result, along with profits as a going concern, we expect to use of exercise of warrants to meet our needs for growth for more than twelve months from the date of issuance of these financial statements.

22

Emerging Growth Company Status

The Company is an emerging growth company (“EGC”), as defined in the JOBS Act. The JOBS Act permits companies with EGC status to take advantage of an extended transition period to comply with new or revised accounting standards, delaying the adoption of these accounting standards until they apply to private companies. The Company has elected to use this extended transition period to enable it to comply with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date it (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opts out of the extended transition period provided in the JOBS Act. As a result, the Company’s financial statements may not be comparable to companies that comply with the new or revised accounting standards as of public company effective dates.

In addition, the Company intends to rely on the other exemptions and reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an EGC, the Company intends to rely on such exemptions, the Company is not required to, among other things: (i) provide an auditor’s attestation report on its system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes Oxley Act; (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd Frank Wall Street Reform and Consumer Protection Act; (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis); and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive Officer’s compensation to median employee compensation.

The Company will remain an EGC under the JOBS Act until the earliest of (i) the last day of the Company’s first fiscal year following the fifth anniversary of the first sale of its common stock in its initial public offering, (ii) the last date of the Company’s fiscal year in which it has total annual gross revenue of at least $1.07 billion, (iii) the date on which the Company is deemed to be a “large accelerated filer” under the rules of the SEC with at least $700.0 million of outstanding securities held by non-affiliates, or (iv) the date on which the Company has issued more than $1.0 billion in non-convertible debt securities during the previous three years. The Company expects this to occur during fiscal 2023.

Recent Accounting Pronouncements

Note 2 to the Company’s audited financial statements and notes thereto, set forth in Exhibit 99.1 hereto, provides more information about recent accounting pronouncements, the timing of their adoption, and the Company’s assessment, to the extent the Company has made one, of their potential impact on the Company’s financial condition and its results of operations and is incorporated herein by reference.

MANAGEMENT AFTER THE MERGER

Executive Officers and Directors After the Merger

Upon the consummation of the Merger, the business and affairs of the Company will be managed by or under the direction of the new Board. The Company is currently evaluating potential director nominees and executive officer appointments, but expects that the directors and executive officers of Company upon consummation of the Merger will include the following:

Name	Age	Position
Executive Officers
Rushi Shah	37	President, Chief Executive Officer, Secretary and Director

23

Executive Officers

Rushi Shah. Upon the consummation of the Merger, Mr. Shah will serve as the Company’s President, Chief Executive Officer, Secretary and Chairman of the Board of Directors. Mr. Shah has served as Mag Mile Capital’s Chief Founder and Chief Executive Officer since December 2016. He has established Mag Mile Capital’s strategic goals and led its innovation initiatives, as well as arranging commercial debt and equity financing for many real property types nationwide. From June 2014 through November 2016, Mr. Shah was Executive Vice President for Aries Capital, closing over $250 million in debt and equity real estate financings in his first two years, launching a streamlined online-based lending platform, and expanding Aries Capital’s already extensive capital source network. Mr. Shah also established the firm as a Club Blue Founding Member and provider of a preferred financing and revenue- sharing program for members of the largest hotel owners’ association in the world, the Asian American Hotel Owners Association (AAHOA). From June 2005 to June 2014, Mr. Shah held a variety of executive positions at Chicago’s Northern Trust Bank in its Derivatives Credit Strategy, Structured Finance, Private Equity Fund and Hedge Fund groups, as well as its London offices. Mr. Shah was part of the Northern Trust’s prestigious leadership development rotational program. During his tenure at the bank, Mr. Shah participated in closing over 300 commercial finance transactions nationally, helped build a risk measurement framework for exotic interest rate derivatives and foreign exchange instruments, launched the technology solution and models for the bank’s over-the- counter derivatives activity and helped develop and manage the interest rates risk management solutions business for National Trust’s institutional and sophisticated wealth clients that generated over $30 million in new revenues for National Trust over four years and led to an operational overhaul that revolutionized the servicing and reporting process.

Mr. Shah received a Bachelor of Science in Accounting and Finance from the University of Illinois at Chicago where he graduated with honors and a Master of Business Administration from the University of University of Chicago Booth School of Business. He was also awarded a fellowship in the Riordan Fellows Program at the Anderson School of Management at UCLA.

In addition to being highly active within AAHOA, Mr. Shah is a member of ICSC, Real Estate Investment Association and the Self Storage Association. He frequently serves as a panelist at local and national industry events and is a contributor to multiple real estate publications and a member of the Forbes Finance Council. Mr. Shah is a subject matter expert and has a monthly finance column for the past six years for the hotel industry’s magazine, Today’s Hotelier.

We believe Mr. Shah is qualified to serve on the Company’s Board in light of his extensive experience in rea estate financing and having served for over six years as Mag Mile Capital’s Chief Executive Officer.

Board Composition

The Company’s business and affairs will continue to be organized under the direction of the Board upon consummation of the Merger. The Board will consist of one member, Rushi Shah, who will serve as Executive Chairman of the Board. Henrik Rouf resigned as director of the Company effective as of the Closing Date. The primary responsibilities of the Board will be to provide oversight, strategic guidance, counseling, and direction to the Company’s new management. The new Board will meet on a regular basis and additionally as required.

Director Independence

Upon the consummation of the Merger, the Board will not have any independent directors who will qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC. The new Company Board will serve as the audit committee.

Role of the Board in Risk Oversight/Risk Committee

Upon the consummation of Merger, one of the key functions of the Board will be informed oversight of the Company’s risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board. In particular, the Board will be responsible for monitoring and assessing strategic risk exposure and the Company’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Board will also monitor compliance with legal and regulatory requirements.

24

Limitation on Liability and Indemnification of Directors and Officers

The Company’s Certificate of Incorporation limits directors’ liability to the fullest extent permitted under the Oklahoma General Corporation Act (“OGCA). The OGCA provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

● for any transaction from which the director derives an improper personal benefit;

● for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

● for any unlawful payment of dividends or redemption of shares; or

● for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the OGCA is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors will be eliminated or limited to the fullest extent permitted by the OGCA, as so amended.

Oklahoma law and the Company’s bylaws provide that the Company will, in certain situations, indemnify the Company’s directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

The Company intends to obtain a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe this will be necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors

The Company will adopt a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all the Company’s employees, executive officers and directors. The Code of Conduct will be available on the Company’s website at www.magmilecapital.com since the Company intends to change its name in the next several weeks. The Board will be responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. The Company expects that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on its website.

Executive Compensation

On the Closing Date, the Company entered into an employment agreement with its executive officer, Rushi Shah. Under the terms of his employment agreement, Mr. Shah s annual base salary is $250,000 in addition to 55% of all fees paid to Mag Mile Capital for those transactions directly attributable to his efforts. Mr. Shah is eligible for bonuses in cash and/or stock as mutually agreed to by Mr. Shah and the Board, restricted stock and stock option awards at the discretion of the Board and to participate in the Company’s health and welfare benefit plans maintained for the benefit of Company employees. Mr. Shah’s employment agreement contains customary confidentiality, non-solicitation and intellectual property assignment provisions.

25

Under the terms of Mr. Shah’s employment agreement, in the event of a termination for good reason by Mr. Shah, he will receive 12 months of his the-current base salary to be paid over a period of six months and an acceleration of vesting for all unvested stock or stock option grants.

The foregoing descriptions of each of the employment agreement with Mr. Shah is a summary only and is qualified in their entirety by the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the common stock as of March 30, 2023, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the common stock;

●	each current named executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 99,345,935 shares of common stock issued and outstanding as of March 30, 2023 and do not take into account the issuance of any shares of common stock upon the exercise of warrants to purchase up to 5,000,000 shares of common stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Rushi Shah	87,424,424	88%
Five Percent Holders:
Reddington Partners LLC(1)	10,000,000	10%

(1)	Reddington Partners LLC is managed by Henrik Rouf who has sole voting and dispositive power over the shares held by Reddington Partners LLC. The business address of this stockholder is 7950 W. Sunset Blvd., Suite 629, Los Angeles, CA 90046.

Certain Relationships and Related Transactions

The Company has an office lease dated January 1, 2023 with a term of five years for 1,625 square feet at 1141 W. Randolph Street, Floor 2, Chicago, IL 60607 with 1141 W. Randolph, LLC, a company owned and controlled by Rushi Shah. The lease requires a monthly rental payment of approximately $4,062 with an annual rate adjustment of 3% which we believe is a market rate for this space.

Legal Proceedings

None.

26

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Our common stock is currently listed on the OTC Pink Market under the symbol “MYSN.” Prior to the closing of the Merger, there was no established public trading market for Mag Mile Capital common stock. As of March 30, 2023, following the completion of the Merger, we had 99,345,935 shares of common stock issued and outstanding held of record by approximately 666 holders, and one warrant to purchase an aggregate of 5,000,000 shares of common stock at an exercise price of $0.50 per share.

Dividends

The Company has not paid any cash dividends on the common stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the common stock in the foreseeable future.

Transfer Agent

Our transfer agent is Transfer Online, 512 SE Salmon Street, Portland, Oregon 97214, telephone (503) 227-2950.

Description of Registrant’s Securities

Authorized and Outstanding Stock

Our Certificate of Incorporation authorizes 480,000,000 shares of common stock and 20,00,000 shares of preferred stock, each with a par value of $.00001 per share. As of March 30, 2023, we had 99,345,935 shares of common stock and -0- preferred shares outstanding.

Common Stock

Dividend Rights

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of our common stock are entitled to receive dividends out of funds legally available if the Board, in its discretion, determines to issue dividends and only then at the times and in the amounts that the Board may determine.

Voting Rights

The holders of our common stock are entitled to one vote per share. Stockholders do not have the ability to cumulate votes for the election of directors.

No Preemptive or Similar Rights

Our common stock is not entitled to preemptive rights and is not subject to conversion, redemption or sinking fund provisions.

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Right to Receive Liquidation Distributions

Upon our dissolution, liquidation or winding-up, the assets legally available for distribution to our stockholders are distributable ratably among the holders of our common stock, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights and payment of liquidation preferences, if any, on any outstanding shares of preferred stock.

.

Preferred Stock

We are authorized, subject to limitations prescribed by Oklahoma law, to issue preferred stock in one or more series, to establish from time to time the number of shares to be included in each series and to fix the designation, powers, preferences and rights of the shares of each series and any associated qualifications, limitations or restrictions. The Board also can increase or decrease the number of shares of any series, but not below the number of shares of that series then outstanding, without any further vote or action by our stockholders. The Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of our company and may adversely affect the market price of our common stock and the voting and other rights of the holders of common stock. We have no current plan to issue any shares of preferred stock.

Indemnification of Directors and Officers

Our certificate of incorporation contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Oklahoma law.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The securities issued in connection with the Reorganization Agreement were not registered under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 11, 2023, the Board approved the engagement of Olayinka Oyebola & Co. (“OO & Co”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. BF Borgers CPA PC (“BF Borgers”) served as the independent registered public accounting firm of Myson prior to the Merger. Accordingly, BF Borgers, the Company’s independent registered public accounting firm prior to the Merger, was informed that it would be replaced by OO & Co as the Company’s independent registered public accounting firm.

BF Borger’s report on the Company’s balance sheets as of July 31, 2022 and 2021, the related statements of operations, stockholders’ equity and cash flows for the year ended July 31, 2022 and 2021 and for the period from July 31, 2022 to January 31, 2023, and the related notes to the financial statements (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

28

During the period from July 8, 2021 (inception) to July 31, 2022 and the subsequent period through January 31, 2023, there were no: (i) disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to BF Borgers’ satisfaction would have caused BF Borgers to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from July 8, 2021 (inception) to July 31, 2022, and the interim period through January 31, 2023, the Company did not consult OO & Co with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by OO & Co that OO & Co concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided BF Borgers with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that BF Borgers furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from BF Borgers is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of the Registrant.

The information set forth in Item 1.01 and in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under “Management After the Merger” is incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Merger and the terms of the Reorganization Agreement are included in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Mag Mile Capital as of and for the years ended December 31, 2022 and December 31, 2021 and the related notes are set forth herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the year ended July 31, 2022 and the related notes are set forth herein immediately preceding the list of Exhibits.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended January 31, 2023 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

29

CSF CAPITAL, LLC.

F-1

Report of Independent Registered Public Accounting Firm

To the Members of CSF Capital, LLC.

We have audited the accompanying balance sheets of CSF Capital, LLC (the “Company”) as of December 31, 2022, and 2021, the related statements of operations and cash flows, for each of the two years in the period ended December 31, 2022, and 2021, and the related notes collectively referred to as the “financial statements”.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022, and 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

OLAYINKA OYEBOLA & CO.

(Chartered Accountants)

We have served as the Company’s auditor since February 2023.

March 28th, 2023.

Lagos, Nigeria

F-2

CSF Capital, LLC.

Balance Sheets

	December 31, 2022	December 31, 2021
ASSETS

Current Assets
Cash and cash equivalents	$374,091	$104,707
Account receivables	212,323	33,868
Due from related party	510,468	1,184
Loans receivables	12,500	12,500
Total Current Assets	1,109,382	152,259

Property and equipment, net	41,872	67,775
Related party loan	155,000	155,000
Total Other Assets	196,872	222,775

Total Assets	$1,306,254	$375,034

LIABILITIES AND MEMBERS EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	82,131	45,994
Loan payable	147,707	149,900
Total Current Liabilities	229,838	195,894

Members Equity
Members contribution	616,306	616,306
Accumulated surplus / (deficit)	460,110	(437,166)
Total Members Equity	1,076,416	179,140
Total Liabilities and Members Equity	$1,306,254	$375,034

The accompanying notes are an integral part of these financial statements.

F-3

CSF Capital, LLC.

Statements of Operations

	For the years ended December 31,
	2022	2021
Commission income	$3,321,837	$1,103,406
Commission expense	1,717,786	667,430
Gross profit	1,604,051	435,976

Operating expenses:
General and administrative	680,872	635,942
Depreciation expense	25,903	25,903
Impairment	-	33,333
Total operating expenses	706,775	695,178

Profit / (loss) from Operations	897,276	(259,202)

Other Income / (Expense):
Loan forgiveness	-	82,335
Total Other Income / (Expense)	-	82,335

Provisions for income taxes	-	-

Net income / (loss)	$897,276	$(176,867)

The accompanying notes are an integral part of these financial statements.

F-4

CSF Capital, LLC.

Statements of Cash Flows

	For the years ended December 31,
	2022	2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income / (loss)	$897,276	$(176,867)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment	-	33,333
Depreciation	25,903	25,903
Changes in operating assets and liabilities:
Accounts receivable	(178,455)	(54,821)
Related party receivables	(509,283)	(1,184)
Loan receivables	-	(55,000)
Accounts payable and accrued expenses	36,137	32,054
Net Cash used in operating activities	271,578	(196,582)

CASH FLOWS FROM INVESTING ACTIVITIES
Net Cash used in financing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan payable	(2,193)	36,695

Net Cash provided by financing activities	(2,193)	36,695

INCREASE (DECREASE) IN CASH	269,385	(159,887)
CASH AT BEGINNING OF YEAR	104,707	264,594
CASH AT END OF YEAR	$374,091	$104,707

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$-	$-
Taxes Paid	$-	$-

The accompanying notes are an integral part of these financial statements.

F-5

CSF Capital, LLC.

Notes to the Financial Statements

December 31, 2022, and 2021

NOTE 1. DESCRIPTION OF BUSINESS

CSF Capital, LLC. (the “Company”) was registered in the state of Illinois, on December 12, 2016.

The business purpose of the Company is to advise and broker on debt and equity transactions for commercial real estate owners.

The Company’s registered office is located at 1141 W. Randolph Street, Floor 2, Chicago, IL 60607.

The Company’s founder and director is Rushi Shah.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal year

The Company has selected December 31 as its fiscal year end.

Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States (“GAAP”), and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of these financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Cash and Cash Equivalents

For financial accounting purposes, cash and cash equivalents are considered to be all highly liquid investments with a maturity of three (3) months or less at the time of purchase.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lesser of the remaining term of the lease or the estimated useful life of the asset. Expenditures for repairs and maintenance are expensed as incurred.

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Intangible Assets

The Company accounts for intangible assets under ASC 350-30, Intangibles – Goodwill and Other. Intangible assets are stated at cost less accumulated amortization. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets. We review our long-lived assets, including intangibles, for impairment when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. At each balance sheet date, we evaluate whether events and circumstances have occurred that indicate possible impairment. We use an estimate of future undiscounted net cash flows from the related asset or group of assets over their remaining life in measuring whether the assets are recoverable.

Income taxes

The Company was treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits being passed through to its members. As such, no recognition of federal or state income taxes for the Company has been provided for the years ended December 31, 2021 and 2020.

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the event of an examination of the Company’s tax return, the tax liability of the members could be changed if an adjustment in the Company’s income is ultimately sustained by the taxing authorities.

Revenue Recognition

The Company follows ASC 606, Revenue from Contracts with Customers, the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. To achieve this core principle, five basic criteria must be met before revenue can be recognized: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to performance obligations in the contract; and (5) recognize revenue when or as the Company satisfies a performance obligation. During the year ended December 31, 2021, the company generated revenues from brokering financing transactions mainly senior debt on CRE transactions. Revenues don’t get recognized until the actual occurs. For certain types of loans, mainly securitized CMBS loans, revenues are also earned after the transaction closing based on the successful securitization of the loan into bonds. There is a risk that the securitized revenue may not he realized if the market conditions deteriorate, and the lender is not able to make money. There is no refund policy or no credit risk to the company once the revenue is recognized.

Cost of Revenue

Cost of revenues includes commission expense paid during the years.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

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Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash, accounts receivable, and prepaid expenses, short-term borrowings, accounts payable, due to related parties, and other payables and other current liabilities, approximate the fair value of the respective assets and liabilities as of December 31, 2021 based upon the short-term nature of the assets and liabilities.

Income Taxes

The Company has adopted ASC Topic 740 – Income Taxes, which requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Recent accounting pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our financial position or results of operations.

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment, net consists of the following:

	December 31, 2022	December 31, 2021
Leasehold Improvement	$32,125	$32,125
Computer	11,770	11,770
Equipment	147,409	147,409
Total	191,304	191,304
Less: accumulated depreciation and amortization	(149,432)	(123,529)
Total property and equipment, net	$41,872	$67,775

Depreciation expense amounted to $25,903 and $25,903 for the years ended December 31, 2022, and 2021, respectively. Also, during the year 2021, the Company recognized an impairment expense of $33,333 on goodwill.

NOTE 5. DUE FROM RELATED PARTY

Due from related party consist of Receivables of $416,750 from Mag Mile Capital LLC and $0 as of December 31, 2022, and 2021 respectively, and Owners drawing and payments for owners’ personal expenses of $89,706 and $1,184 as of December 31, 2022, and 2021 respectively and $4,012 from Revir Capital LLC as of December 31, 2022.

NOTE 6. RELATED PARTY LOAN

This is a noninterest bearing loan, due on demand to Revir capital LLC and Rushi Shah. As of December 31, 2022, and 2021, the Company has related party loan balance of $155,000 and $155,000, respectively.

NOTE 7. MEMBERS CONTRIBUTION

Members contribution consists of capital contribution from from Mag Mille Capital.

NOTE 8. SUBSEQUENT EVENTS

In accordance with ASC 855-10 the Company has analyzed its operations subsequent to December 31, 2022, and to the date these financial statements were issued, and has determined that it does not have any subsequent event to disclose in these financial statements.

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(d)	Exhibits.

Exhibit No.	Description
2.1+	Reorganization Agreement dated March 30, 2023 by and between Myson, Inc. and Mag Mile Capital, Inc.

3.1*	Certificate of Incorporation of the Company

3.2*	Bylaws of the Company

10.1	Employment Agreement dated March 30, 2023 between the Company and Rushi Shah

99.1	Unaudited consolidated financial statements of the Company as of and for the six months ended January 31, 2023

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

+ The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

*Incorporated by reference to our Form 10-12G filed August 23, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023

MYSON, INC.

By:	/s/ Rushi Shah
Rushi Shah
President and Chief Executive Officer

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